Exhibit 23.1

                  CONSENT OF REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 12, 2003, except for Note 17, as to which the date is September 30, 2003, to the Registration Statement (Form SB-2 No.
333-xxxxx)  and  related   Prospectus  of  USA   Technologies,   Inc.  for  the
registration of 72,379,930 shares of its common stock.


                                    /s/ Ernst & Young LLP
                                    --------------------------------------------

Philadelphia, Pennsylvania
June 29, 2004